UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2015

CEMPRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35405	45-4440364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

6320 Quadrangle Drive, Suite 360, Chapel Hill, NC	27517
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 313-6601

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 4, 2015, we issued a press release announcing the topline results of our Solitaire-Oral Phase 3 clinical trial and on January 5, 2015, we posted to our company website a PowerPoint summary of the Solitaire-Oral Phase 3 trial design and top-line data. A copy of the press release is attached hereto as Exhibit 99.1 and a copy of our summary of the Solitaire-Oral Phase 3 trial design and top-line data is attached hereto as Exhibit 99.2, each of which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated January 4, 2015.

99.2	Summary of Solitaire-Oral Phase 3 trial design and top-line data dated January 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMPRA, INC.

Date: January 5, 2015	/s/ Mark W. Hahn
Mark W. Hahn, Chief Financial Officer